UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 25, 2006

SPATIALIGHT, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

000-19828	16-1363082
(Commission File Number)	(IRS Employer Identification No.)

Five Hamilton Landing, Suite 100, Novato, California	94949
(Address of Principal Executive Offices)	(Zip Code)

(415) 883-1693
(Registrant’s Telephone Number, Including Area Code)

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2006, SpatiaLight, Inc. (the “Company”) and all of the purchasers party to that certain Securities Purchase Agreement, dated as of August 9, 2006 (a copy of which was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 9, 2006), agreed to amend Section 4.14 of the Securities Purchase Agreement. The amendment has been memorialized in the First Amendment to Securities Purchase Agreement, dated as of October 25, 2006 (the “First Amendment”) a copy of which is included hereto as Exhibit 10.1.

Section 4.14 of the Securities Purchase Agreement required the Company to prepare and file a registration statement which would allow the Company to offer and issue subscription rights to purchase a minimum of $20,000,000 of the Company’s common shares (the “Shelf Registration Statement”). In addition, Section 4.14 required the Company to commence that subscription rights offering to its common shares if the Company did not successfully raise, within 30 days of the SEC declaring the Shelf Registration Statement effective (such 30th day being the “Additional Financing Deadline”), an additional $10,000,000 in financing through the sale of securities offered pursuant to the Shelf Registration Statement. The First Amendment extends the Additional Financing Deadline if the Company raises at least $1,000,000 on or before the Additional Financing Deadline. The length of the extension depends on the amount of financing raised by the Company: if at least $1,000,000 is raised, then the Additional Financing Deadline is extended for an additional 30 days; if at least $5,000,000 is raised, then the Additional Financing Deadline is extended for an additional 60 days; and if at least $3,000,000, but less than $5,000,000, is raised, then the Additional Financing Deadline shall be extended for an additional number of days equal to 30 plus the product (rounded to the nearest integer) of (x) the fraction whose numerator is equal to the amount of money raised minus $3,000,000 and whose denominator is equal to $2,000,000, and (y) 30. In addition, the First Amendment provides that if the Company raises between $5,000,000 and $10,000,000 by the Additional Financing Deadline, then the Company shall be required to raise, pursuant to the subscription rights offering required by Section 4.14, only an amount equal to the difference between $20,000,000 and such amount raised by the Additional Financing Deadline.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

10.1	First Amendment to Securities Purchase Agreement, dated as of October 25, 2006, by and among SpatiaLight, Inc. and the purchasers listed thereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIGHT, INC.

By: /s/ David F. Hakala
Name: David F. Hakala
Title: Chief Operating Officer

Date: October 25, 2006